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                            [Letterhead of KPMG LLP]

                                                                    EXHIBIT 23.2

                   INDEPENDENT CERTIFIED ACCOUNTANTS' CONSENT

LSP Energy Limited Partnership and
LSP Batesville Funding Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registation statement.

                                                      /s/ KPMG LLP
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Billings, Montana
August 2, 1999